Expected Tax Expense (Benefit) Based on U.S. Federal Statutory Rate (Detail)	3 Months Ended	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2014
Statutory Federal Income Tax Rate	(34.00%)	(34.00%)
State Taxes, Net of Federal Tax Benefit	(5.00%)	(5.00%)
Change in Valuation Allowance	24.30%	39.30%
Stock-based Merger Costs	14.70%	0.00%
Others	0.00%	(0.30%)
Income Tax Provision (Benefit)	0.00%	0.00%